UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

Gramercy Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 5th Avenue, 30th Floor
New York, New York 10175

(Address of principal executive offices) (Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 2 (this “Amendment”) to the Current Report on Form 8-K (the “Initial Report”) filed on June 11, 2015 by Gramercy Property Trust Inc. (the “Company”) and the Current Report on Form 8-K/A filed on June 23, 2015 by the Company (the “Original 8-K/A”) is to amend the Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet that were presented in the Original 8-K/A so that the balance sheet date presented is as of March 31, 2015, which is the date of the Company’s most recent balance sheet. Capitalized terms not defined in this Amendment have the meanings ascribed to them in the Original 8-K/A. This Amendment should be read in conjunction with the Initial Report and the Original 8-K/A.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in Item 2.01 of the Original 8-K/A in its entirety and the disclosure set forth in the paragraph under “Explanatory Note” of this Amendment are incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits

The disclosure set forth in Item 9.01 of the Original 8-K/A in its entirety and the disclosure set forth in the paragraph under “Explanatory Note” of this Amendment are incorporated into this Item 9.01 by reference.

b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015		4
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015		5

d

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF GRAMERCY PROPERTY TRUST INC.

The following unaudited pro forma financial information should be read in conjunction with the Consolidated Balance Sheets of the Company as of March 31, 2015 and December 31, 2014, the related Condensed Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity, and Cash Flows for the three months ended March 31, 2015 and the year ended December 31, 2014, and the notes thereto. The Condensed Consolidated Financial Statements of the Company as of March 31, 2015 and December 31, 2014 and for the three months and year ended March 31, 2015 and December 31, 2014 have been included in the Company’s prior filings with the SEC.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015 has been prepared to give effect to the acquisition of the Life Time Portfolio, a portfolio of ten fitness center properties subject to triple net leases with lease terms through June 2035, as if the acquisition occurred on March 31, 2015.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the Life Time Portfolio had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s Condensed Consolidated Financial Statements included in  the Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and the Company’s 2014 Annual Report on Form 10-K.

Gramercy Property Trust Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2015

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property Trust Inc. Historical (1)	Life Time Portfolio (2)	Pro Forma
Assets:
Real estate investments, at cost:
Land	$382,797	$25,110	$407,907
Building and improvements	1,283,990	276,481	1,560,471
Less: accumulated depreciation	(37,919)	-	(37,919)
Total real estate investments, net	1,628,868	301,591	1,930,459
Cash and cash equivalents	23,715	(1,591)	22,124
Restricted cash	7,339	-	7,339
Joint ventures and equity investments	498	-	498
Assets held for sale, net	8,791	-	8,791
Servicing advances receivable	1,495	-	1,495
Retained CDO bonds	10,239	-	10,239
Tenant and other receivables, net	23,949	-	23,949
Acquired lease assets, net of accumulated amortization of $23,852	345,666	-	345,666
Deferred costs, net of accumulated amortization of $2,558	13,096	-	13,096
Goodwill	3,668	-	3,668
Other assets	15,364	-	15,364
Total assets	$2,082,688	$300,000	$2,382,688

Liabilities and Equity:
Liabilities:
Exchangeable senior notes, net	$108,218	$-	$108,218
Senior unsecured term loan	200,000	-	200,000
Unsecured credit facility	235,000	300,000	535,000
Mortgage notes payable	310,890	-	310,890
Total long term debt	854,108	300,000	1,154,108
Accounts payable and accrued expenses	17,934	-	17,934
Dividends payable	9,741	-	9,741
Accrued interest payable	2,156	-	2,156
Deferred revenue	15,623	-	15,623
Below-market lease liabilities, net of accumulated amortization of $8,631	232,670	-	232,670
Liabilities related to assets held for sale, net	4,252	-	4,252
Derivative instruments, at fair value	5,321	-	5,321
Other liabilities	9,043	-	9,043
Total liabilities	1,150,848	300,000	1,450,848
Commitments and contingencies	-	-	-
Noncontrolling interest in the Operating Partnership	13,732	-	13,732

Equity:
Common stock, par value $0.001, 400,000,000 shares authorized and 47,417,725 shares issued and outstanding.	47	-	47
Series B cumulative redeemable preferred stock, par value $0.001, liquidation preference $87,500, 3,500,000 shares authorized, issued and outstanding.	84,394	-	84,394
Additional paid-in-capital	1,787,847	-	1,787,847
Accumulated other comprehensive loss	(303)	-	(303)
Accumulated deficit	(954,024)	-	(954,024)
Total stockholders' equity	917,961	-	917,961
Noncontrolling interest in other partnerships	147	-	147
Total equity	918,108	-	918,108
Total liabilities and equity	$2,082,688	$300,000	$2,382,688

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Gramercy Property Trust Inc.

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2015

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015.

(2)  Reflects the acquisition of the Life Time Portfolio as if it had occurred on March 31, 2015 for approximately $300,500 plus closing costs, including a $300,000 drawdown made by the Company on its Unsecured Credit Facility to finance the acquisition. The Company is currently analyzing the fair value of the assets and liabilities of the Life Time Portfolio; and accordingly, the purchase price allocations are preliminary and subject to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gramercy Property Trust Inc.

Date: July 10, 2015	By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer